UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  March 10, 2006

GRYPHON GOLD CORPORATION

_______________________________________________

(Exact Name of Registrant as Specified in Charter)

Nevada	333-127635	92-0185596
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 UNION BLVD, SUITE 360

LAKEWOOD, CO 80228

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(Address of Principal Executive Offices) (Zip Code)

(303) 988-5777

____________________________

(Registrant’s Telephone Number, including Area Code)

N/A

______________________________

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure

On March 10, 2006, the Registrant released the press release filed herewith as Exhibit 99.1.

Item 9.01.

Financial Statements and Exhibits

Exhibits

Number

Description

99.1

Press Release dated March 10, 2006

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gryphon Gold Corporation

(Registrant)

Dated: March 13, 2006

By: /s/ Thomas Sitar__________

Thomas Sitar

Chief Financial Officer